Research tax credit receivable and product development costs capitalized	6 Months Ended
Jun. 30, 2021
Analysis of income and expense [abstract]
Research tax credit receivable and product development costs capitalized	Research tax credit receivable and product development costs capitalized
The research tax credit in France is deducted from corporate income taxes due; if taxes due are not sufficient to cover the full amount of the credit, the balance is received in cash three years later (one year later if the Company is below certain size criteria). Total research tax credit receivable available in France as of June 30, 2021 is $7,880,000, relating to tax credits receivable for 2020 and to date in 2021. Part of the amount was financed in 2020 and 2021 and the remaining amount is expected to be recovered in 2021, 2026 and 2027 in cash (see Note 16).
The Company also has research tax credits available in the United Kingdom.
In the six months ended June 30, 2021 and 2020, the Company capitalized costs, in compliance with the applicable criteria under IAS 38, Intangible Assets, related to the development of the chipsets for NB-IoT (Monarch 2), LTE Category 1 (the Calliope 2) and 5G, and related to certification. Total amount of capitalized cost in each period was $8,804,000 and $2,599,000, respectively.